Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND

AMENDMENT TO OTHER LOAN DOCUMENTS

THIS AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO OTHER LOAN DOCUMENTS (this “Amendment”) dated as of July 22, 2014, is among COMFORT SYSTEMS USA, INC., a Delaware corporation (the “Borrower”), the other entities identified as Guarantors on the signature pages hereto (the “Guarantors”), the several banks and other financial institutions signatories hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).

RECITALS

A.                                    The Borrower, the Lenders and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of July 16, 2010 (as amended, modified and supplemented prior to the date hereof, the “Credit Agreement”).

B.                                    The Borrower, the Guarantors, and the Agent are parties to a Second Amended and Restated Security Agreement dated as of July 16, 2010 (as amended, modified and supplemented prior to the date hereof, the “Security Agreement”).

C.                                    The Borrower, the Guarantors and the Agent are parties to a Second Amended and Restated Pledge Agreement dated as of July 16, 2010 (as amended, modified and supplemented prior to the date hereof, the “Pledge Agreement”).

D.                                    The Borrower and the Guarantors have requested that the Lenders approve this Amendment to amend certain terms and provisions of the Credit Agreement, Security Agreement and Pledge Agreement, as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Agent and the Lenders agree as follows:

1.                                      Defined Terms.  Unless otherwise defined in this Amendment, capitalized terms used in this Amendment have the meanings assigned to those terms in the Credit Agreement.

2.                                      Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                 The dollar amount set forth on the cover page of the Credit Agreement is hereby amended to be shown as $250,000,000.

(b)                                 Section 1.1 of the Credit Agreement is hereby amended by deleting the second sentence of the definition of “Aggregate Commitment” in its entirety and substituting therefor the following:

“As of the Amendment No. 3 Effective Date, the Aggregate Commitment is equal to $250,000,000.”

(c)                                  Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“Amendment No. 3 Effective Date” means July 22, 2014.

(d)                                 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Excluded Assets” in its entirety and substituting the following definition therefor:

“Excluded Assets” means, collectively, (a) equity interests in any Unrestricted Subsidiary (including the Southeast Acquisition Entity), so long as a pledge or transfer of such equity interests would be prohibited or restricted under, or would require consent of a third party that is not an Affiliate pursuant to, the governing documents of such Unrestricted Subsidiary or any other agreement binding on the Restricted Persons or their assets; provided that (except with respect to the equity interests in the Southeast Acquisition Entity) in the event such pledge or transfer is not prohibited but is so restricted or would require such consent of a third party that is not an Affiliate, Borrower shall have used commercially reasonable efforts to satisfy such restriction or obtain such consent, (b) assets, a security interest in which would be prohibited by contract or applicable Law unless such prohibition is not effective under applicable Law and (c) assets as to which the Agent has determined in its sole discretion that the costs of obtaining a lien or security interest therein are excessive in relation to the value of the security to be afforded thereby.

(e)                                  Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Guarantors” in its entirety and substituting the following definition therefor:

“Guarantors” means, collectively, (a) each Subsidiary of the Borrower existing on the Amendment No. 3 Effective Date, other than an Immaterial Subsidiary or an Unrestricted Subsidiary, and (b) any Subsidiary of the Borrower that executes and delivers a Guaranty to the Agent after the Amendment No. 3 Effective Date, pursuant to Section 6.15.

(f)                                   Section 1.1 of the Credit Agreement is hereby amended by deleting clauses (b), (i) and (j) of the definition of “Indebtedness” and substituting the following therefor:

“(b)                           an obligation to pay the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business);

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(i)                                     obligations to purchase or redeem securities or other property, if such obligations arise out of or in connection with the sale or issuance of the same or similar securities or property (for example, repurchase agreements, mandatorily redeemable preferred stock and sale/leaseback agreements), except to the extent such purchase or redemption is to be made with the proceeds of a substantially concurrent issuance of Equity of such Person;

(j)                                    obligations with respect to letters of credit or applications or reimbursement agreements therefor (but, for the avoidance of doubt, excluding any obligations with respect to (i) letters of credit to the extent they support other obligations constituting Indebtedness of a Restricted Person under this definition and (ii) letters of credit that support performance obligations); or”.

(g)                                  Section 1.1 of the Credit Agreement is hereby amended by deleting the proviso at the end of the definition of “Indebtedness” and substituting the following therefor:

“provided, however, that the “Indebtedness” of any Person shall not include (i) obligations incurred by such Person in the ordinary course of its business under purchasing cards or similar arrangements, or (ii) obligations under operating leases as defined under GAAP on the date of this Agreement.”

(h)                                 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Intercreditor Agreement” and substituting the following definition therefor:

“Intercreditor Agreement” means (i) that certain Intercreditor Agreement dated as of June 24, 2009 among Zurich American Insurance Company, a New York corporation, and Wachovia Bank, N.A., a national banking association, as predecessor to Lender Agent (as therein defined), as amended from time to time, and (ii) any other agreement to which Borrower, the Agent and any surety are parties that establishes the priorities of the parties with respect to the Bonded Receivables.

(i)                                     Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and substituting the following definition therefor:

“Maturity Date” means October 1, 2019.

(j)                                    Section 1.1 of the Credit Agreement is hereby amended by deleting clause (d) of the definition of “Permitted Liens” and substituting the following therefor:

“(d)                           pledges or deposits of cash or securities to secure (i) the performance of bids, trade contracts, leases, statutory obligations and other obligations of a like nature (excluding appeal bonds

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incurred in the ordinary course of business); (ii) obligations under worker’s compensation, unemployment insurance, social security or public Laws or similar legislation (excluding Liens arising under ERISA); or (iii) letters of credit that support obligations described in clause (i) or (ii) above;”.

(k)                                 Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (l) of the definition of “Permitted Liens”, (ii) deleting the period at the end of clause (m) thereof and substituting a semicolon in its place, and (iii) adding the following new clauses (n) and (o) to the end of said definition:

“(n)                           Liens securing Indebtedness permitted by Section 7.1(i), provided that (i) such Liens existed at the time such Person became a Subsidiary of the Borrower or at the time such assets were acquired, as the case may be, and were not created in anticipation thereof, (ii) such Liens do not apply to any property or assets of the Borrower or its Subsidiaries, as the case may be, other than (A) the assets of such Person that has become a Subsidiary of the Borrower and such Person’s Subsidiaries or (B) such acquired assets and their proceeds, and (iii) such Liens secure only those obligations that they secured on the date such Person became a Subsidiary of the Borrower or at the time such assets were acquired, as the case may be; and

(o)                                 Liens securing Indebtedness permitted by Section 7.1(k).”

(l)                                     Section 2.17(b) of the Credit Agreement is hereby amended by deleting clause (v) thereof in its entirety and substituting therefor the following:

“(v)                           the cumulative increase in the Revolving Loan Commitments pursuant to this Section 2.17 shall not exceed $100,000,000;”.

(m)                             Section 2.17(b) of the Credit Agreement is hereby further amended by deleting clause (viii) thereof in its entirety and substituting therefor the following:

“(viii)                  the aggregate amount of the Lenders’ Revolving Loan Commitments shall not exceed $350,000,000 without the approval of all Lenders; and”.

(n)                                 Section 3.2 of the Credit Agreement is hereby amended by inserting the phrase “or liquidity” immediately after the first instance of the word “capital”.

(o)                                 Section 4.2 of the Credit Agreement is hereby amended by deleting clause (d) thereof in its entirety and substituting therefor the following:

“(d)                           No Material Adverse Change shall have occurred since December 31, 2013.”

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(p)                                 Section 5.13 of the Credit Agreement is hereby amended to replace each reference therein to “Amendment No. 2 Effective Date” with a reference to “Amendment No. 3 Effective Date” and to insert the word “or” after the phrase “Disclosure Schedule” in the last sentence thereof.

(q)                                 Section 7.1 of the Credit Agreement is hereby amended by deleting clauses (b), (c), (d) and (k) thereof in their entirety and substituting therefor the following:

“(b)                           unsecured Indebtedness among Borrower and the Guarantors;

(c)                                  purchase money Indebtedness and Capital Lease Obligations in an aggregate principal amount not to exceed $15,000,000 at any time, provided that the original principal amount of any such Indebtedness shall not be in excess of the purchase price of the assets acquired with the proceeds thereof and such Indebtedness shall be secured only by the acquired assets;

(d)                                 Indebtedness existing on the Amendment No. 3 Effective Date and listed on Schedule 7.1, and renewals and extensions thereof;

(k)                                 any other Indebtedness not to exceed $10,000,000 in the aggregate at any time outstanding.”

(r)                                    Section 7.6 of the Credit Agreement is hereby amended by deleting subsection (a) thereof in its entirety and substituting therefor the following:

“(a)                           No Restricted Person will declare or make any Distribution except, in each case, so long as no Default or Event of Default exists at the time thereof or would result therefrom:

(i)                                     Distributions made at any time when the Net Leverage Ratio is less than or equal to 1.00 to 1.00;

(ii)                                  regularly scheduled dividends in an amount per share paid in any Fiscal Quarter not to exceed 125% of the amount per share paid during the immediately preceding Fiscal Quarter; provided that all such increases paid in any Fiscal Year shall not exceed $1,300,000; and

(iii)                               repurchases of the Borrower’s common stock made on or prior to September 30, 2015, in an aggregate amount not to exceed $25,000,000.”

(s)                                   Section 7.7(a) of the Credit Agreement is hereby amended by deleting clause (ii) thereof in its entirety and substituting therefor the following:

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(ii)                                  investments in Unrestricted Subsidiaries not in excess of $10,000,000 during any Fiscal Year, and”.

(t)                                    Section 7.7(c) of the Credit Agreement is hereby amended by deleting clause (iii) thereof in its entirety and substituting therefor the following:

“(iii)                         either (A) the Total Leverage Ratio is less than or equal to 2.00 to 1.00 after giving pro forma effect to the Acquisition or (B) the purchase price for such Acquisition is less than or equal to $25,000,000 and the aggregate purchase price for such Acquisition and all prior Acquisitions made during the Fiscal Year when such Acquisition is consummated is less than or equal to $60,000,000; or”.

(u)                                 Section 7.11 of the Credit Agreement is hereby amended by deleting paragraph (c) in its entirety and substituting therefor the following:

“(c)                            Total Leverage Ratio.  The Borrower will not permit its Total Leverage Ratio, determined as of the end of each of its Fiscal Quarters, for the then most-recently ended four Fiscal Quarters, to be greater than 2.75 to 1.00.”

(v)                                 Section 10.4(a) of the Credit Agreement is hereby amended by deleting the word “and” immediately before clause (iii) thereof and by deleting clause (iii) thereof in its entirety and substituting therefor the following:

“(iii) all reasonable costs and expenses incurred by the Agent on behalf of any Lender Party (including without limitation reasonable attorneys’ fees, reasonable consultants’ fees and reasonable accounting fees) in connection with the conduct of an annual field audit and (iv) all reasonable costs and expenses incurred by the Agent and any Lender Party in connection with the enforcement of its rights (A) in connection with this Agreement (including its rights under this Section) or any of the Loan Documents, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect such Loans or Letters of Credit.”

(w)                               The Credit Agreement is hereby amended such that reference to “Amendment No. 2 Effective Date” in the “Pricing Schedule” attached thereto is hereby replaced with a reference to “Amendment No. 3 Effective Date”.

(x)                                 Schedule 3.1 to the Credit Agreement and Sections 5.13 and 5.14 of Schedule 5 to the Credit Agreement and Schedule 7.1 to the Credit Agreement are hereby replaced in their entirety with Schedule 3.1 and Sections 5.13 and 5.14 of Schedule 5 and Schedule 7.1 attached to this Amendment.

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3.                                      Amendments to Security Agreement.

(a)                                 Section 2(a) of the Security Agreement is hereby amended by deleting the proviso at the end of said Section and substituting therefor the following:

“provided that, notwithstanding the foregoing, the Collateral in which a security interest is granted pursuant to this Security Agreement specifically excludes the Excluded Assets.”

(b)                                 Schedules I and III to the Security Agreement are hereby replaced in their entirety with Schedules I and III to the Second Amended and Restated Security Agreement attached to this Amendment.

4.                                      Amendment to Pledge Agreement.  Schedule I to the Pledge Agreement is hereby replaced in its entirety with Schedule I to the Second Amended and Restated Pledge Agreement attached to this Amendment.

5.                                      Conditions to Effectiveness.  This Amendment will become effective on the date that the following conditions have been satisfied or waived:

(a)                                 the Agent shall have received counterparts of this Amendment, executed and delivered by the Borrower, the Guarantors, the Agent and the Lenders;

(b)                                 the Agent shall have received a Revolving Note for each Lender substantially in the form of Exhibit 2.1 to the Credit Agreement in the principal amount of each such Lender’s Revolving Loan Commitment as set forth on Schedule 3.1 attached hereto;

(c)                                  the representations and warranties of the Borrower and the Guarantors in Section 6 of this Amendment shall be true and correct;

(d)                                 the Agent shall have received, or shall concurrently receive, payment of all fees payable in connection with this Amendment including, without limitation, the fees payable to pursuant to that certain Fee Letter dated June 25, 2014;

(e)                                  the Agent shall have received the following certificates of Borrower and, as appropriate, the Guarantors:

(i)                                     an “Omnibus Certificate” of the Secretary or Assistant Secretary of the Borrower and each Guarantor, which shall (i) contain the names and signatures of the officers of Borrower and each Guarantor authorized to execute Loan Documents, (ii) certify that there have been no changes to the charter documents or bylaws of the Borrower and each Guarantor previously delivered to the Agent (or, to the extent any such documents have changed, attach and certify to the truth, correctness and completeness of such documents) and (iii) attach and certify to the truth, correctness and completeness of a copy of resolutions duly adopted by the Board of Directors of Borrower and each Guarantor and in full force and effect at the time this Amendment is entered into, authorizing the execution of this

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Amendment and the other Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein; and

(ii)                                  a “Closing Certificate” of the chief financial officer of Borrower, as of the date of this Amendment, certifying that (A) the conditions set out in subsections (a), (b), and (c) of Section 4.2 of the Credit Agreement have been satisfied and (B) the financial information of Borrower most recently delivered to the Agent pursuant to Section 6.2(b) of the Credit Agreement fairly present the Consolidated financial position of Borrower for the periods covered thereby;

(f)                                   a certificate of existence and good standing for Borrower issued by the Secretary of State of Delaware, a certificate of due qualification to do business for the Borrower issued by the Secretary of State of Texas and evidence that the Borrower’s authority to transact business in the State of Texas is active;

(g)                                  a favorable opinion of (i) Bracewell & Giuliani LLP, counsel for Restricted Persons, in form and substance reasonably satisfactory to the Agent; and (ii) Trent McKenna, in-house counsel for Restricted Persons, in form and substance reasonably satisfactory to the Agent; and

(h)                                 the Agent shall have received, in form and substance reasonably satisfactory to the Agent, projections prepared by management of balance sheets, income statements and cashflow statements of the Borrower and its Subsidiaries for the term of the Credit Agreement, as amended hereby.

Representations and Warranties.  The Borrower and the Guarantors hereby represent and warrant to the Agent and each of the Lenders as follows:

(i)                                     This Amendment has been duly authorized by all necessary corporate or other action and constitutes the binding obligation of the Borrower and the Guarantors.

(j)                                    Each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof, as if made (after giving effect to this Amendment) on and as of such date, except for any representations and warranties made as of a specified date, which were true and correct in all material respects as of such specified date.

(k)                                 After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

(l)                                     Since December 31, 2013, there has occurred no Material Adverse Change.

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6.                                      New Lenders.

(a)                                 By its execution of this Amendment, each of U.S. Bank National Association and Cadence Bank, N.A. (each, a “New Lender”) agrees to become a Lender for all purposes and to the same extent as if originally a party to the Credit Agreement and agrees to be bound by and entitled to the benefits of the Credit Agreement.

(b)                                 Each New Lender, severally and not jointly, hereby (i) represents and warrants that it is legally authorized to enter into this Amendment and become a “Lender” under the Credit Agreement; (ii) confirms that it has received a copy of the Credit Agreement, together with the copies of the most recent financial statements delivered pursuant to Section 6.2 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a “Lender” under the Credit Agreement; (iii) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Agent to take any action as agent on its behalf and to exercise any powers under the Loan Documents that are delegated to the Agent by the terms of the Loan Documents, together with all powers that are reasonably incidental thereto; and (v) agrees that it shall perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

7.                                      Continuing Effect of the Credit Agreement and Other Loan Documents.  This Amendment does not constitute a waiver of any provision of the Credit Agreement or any other Loan Document and, except as expressly provided herein, is not to be construed as a consent to any action on the part of the Borrower or the Guarantors that would require a waiver or consent of the Lenders or an amendment or modification to any term of the Loan Documents.  The Borrower and the Guarantors hereby confirm and ratify the Credit Agreement as amended hereby and each of the other Loan Documents to which it is a party and acknowledges and agrees that the same continue in full force and effect as amended hereby (as applicable).

8.                                      Reference to the Credit Agreement, Security Agreement or Pledge Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement, Security Agreement or Pledge Agreement to “this Agreement”, “this Security Agreement”, “hereunder”, “herein” or words of like import refer to the Credit Agreement, Security Agreement or Pledge Agreement, as applicable, as amended and affected hereby.

9.                                      Designation as Loan Document.  This Amendment is a Loan Document.

10.                               Counterparts.  This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form and all of such counterparts taken together constitute one instrument.

11.                               References.  The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this

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Amendment.  References in this Amendment to a section number are to such sections of the Credit Agreement unless otherwise specified.

12.                               Headings Descriptive.  The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.

13.                               Governing Law.  This Amendment is governed by and will be construed in accordance with the law of the State of Texas.

14.                               Payment of Expenses.  The Borrower shall pay or reimburse the Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

15.                               Final Agreement of the Parties.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties are signing this Amendment as of the date first above written.

COMFORT SYSTEMS USA, INC.,
Borrower

By:	/s/ Trent McKenna
Trent McKenna
Senior Vice President, General Counsel and Secretary

Address:

Comfort Systems USA, Inc.
675 Bering, Suite 400
Houston, Texas 77057
Attention: William George III
Telephone: (713) 830-9650
Fax: (713) 830-9659

Signature Page to Amendment No. 3

ACKNOWLEDGMENT OF GUARANTORS

Each of the undersigned Guarantors hereby executes this Amendment to evidence its agreement to the modification of the Loan Documents to which it is a party and to confirm that each Loan Document (as the same may be amended or amended and restated, as the case may be, pursuant to and in connection with this Amendment) to which it is a party or otherwise bound remains in full force and effect and that all Collateral encumbered thereby will continue to secure, to the fullest extent possible, the payment and performance of all “Obligations”, “Secured Obligations” and “Guaranteed Obligations” (in each case as such term is defined in the applicable Loan Document), including without limitation the payment and performance of all such “Obligations”, “Secured Obligations” and “Guaranteed Obligations” in respect of the Obligations now or hereafter existing under or in respect of the Credit Agreement and the other Loan Documents.  The Guarantors specifically reaffirm and extend their obligations under each of their applicable Guaranties to cover all indebtedness evidenced by the Credit Agreement as same has been created, amended and/or restated by or in connection with this Amendment.  The Guaranties and all the terms thereof shall remain in full force and effect and the Guarantors hereby acknowledge and agree that same are valid and existing and that each of the Guarantors’ obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment, except as expressly provided herein.  Each Guarantor hereby represents and warrants that all representations and warranties contained in this Amendment and the other Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the dated of this Amendment, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.  The Agent on behalf of the Lenders hereby preserves all its rights against each Guarantor under its applicable Guaranty and the other Loan Documents to which each applicable Guarantor is a party.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to the effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement, this Amendment or any other Loan Document to consent to the amendments of the Credit Agreement effected pursuant to this Amendment; and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

ACCU-TEMP GP, INC.
ACCU-TEMP LP, INC.
ACI MECHANICAL, INC.
ACORN INDUSTRIAL, LLC, by Comfort Systems USA (MidAtlantic), LLC, as Sole Managing Member
AIR SYSTEMS ENGINEERING, INC.
AIRTEMP, INC.
ARC COMFORT SYSTEMS USA, INC.
ATLAS-ACCURATE HOLDINGS, L.L.C., by CS53 Acquisition Corp., as Sole Managing Member
ATLAS COMFORT SYSTEMS USA, L.L.C., by Hess Mechanical Corporation, as Sole Managing Member

Signature Page to Amendment No. 3

BATCHELOR’S MECHANICAL CONTRACTORS, LLC, by H & M Mechanical, Inc., as Sole Managing Member
BCM CONTROLS CORPORATION
COLONIALWEBB CONTRACTORS COMPANY
CALIFORNIA COMFORT SYSTEMS USA, INC.
COMFORT SYSTEMS USA (ARKANSAS), INC.
COMFORT SYSTEMS USA (BALTIMORE), LLC, by Hess Mechanical Corporation, as Sole Managing Member
COMFORT SYSTEMS USA (BRISTOL), INC.
COMFORT SYSTEMS USA ENERGY SERVICES, INC.
COMFORT SYSTEMS USA G.P., INC.
COMFORT SYSTEMS USA (INTERMOUNTAIN), INC.
COMFORT SYSTEMS USA (KENTUCKY), INC.
COMFORT SYSTEMS USA (MIDATLANTIC), LLC, by Riddleberger Brothers, Inc., as Sole Managing Member
COMFORT SYSTEMS USA (MIDWEST), LLC, by Plant Services Incorporated, as Sole Managing Member
COMFORT SYSTEMS USA NATIONAL ACCOUNTS, LLC, by Accu-Temp LP, Inc., as Managing Member
COMFORT SYSTEMS USA (OHIO), INC.
COMFORT SYSTEMS USA PUERTO RICO, INC.
COMFORT SYSTEMS USA (SOUTH CENTRAL), INC.
COMFORT SYSTEMS USA (SOUTHEAST), INC.
COMFORT SYSTEMS USA (SOUTHWEST), INC.
COMFORT SYSTEMS USA (SYRACUSE), INC.
COMFORT SYSTEMS USA (TEXAS), L.P., by Comfort Systems USA G.P., Inc., as general partner
COMFORT SYSTEMS USA (TWIN CITIES), INC.
COMFORT SYSTEMS USA (WESTERN MICHIGAN), INC.
CONTROL CONCEPTS, LLC, by Comfort Systems USA (Southeast), Inc., as Sole Managing Member
CONTROL CONCEPTS MECHANICAL SERVICES, LLC, by Comfort Systems USA (Southeast), Inc., as Sole Managing Member
CS53 ACQUISITION CORP.
DELCARD ASSOCIATES, LLC, by Seasonair, Inc., as Sole Managing Member
DESIGN MECHANICAL INCORPORATED
DILLINGHAM & SMITH MECHANICAL AND SHEET METAL CONTRACTORS, LLC, by S.M. Lawrence Company, Inc., as Sole Managing Member
DYNA TEN CORPORATION
DYNA TEN MAINTENANCE SERVICES, LLC
EASTERN HEATING & COOLING, INC.
EASTERN REFRIGERATION CO., INC.
GRANITE STATE HOLDINGS COMPANY, INC.

Signature Page to Amendment No. 3

GRANITE STATE PLUMBING & HEATING, LLC, by Granite State Holdings Company, Inc., as Sole Managing Member
H&M MECHANICAL, INC.
HELM CORPORATION
HESS MECHANICAL CORPORATION
HUDSON RIVER HEATING AND COOLING, INC.
H-VAC SUPPLY, L.L.C., by Comfort Systems USA Puerto Rico, Inc., as Sole Managing Member
MECHANICAL TECHNICAL SERVICES, INC.
MERIT MECHANICAL, INC.
MJ MECHANICAL SERVICES, INC.
NORTH AMERICAN MECHANICAL, INC.
PLANT SERVICES INCORPORATED
QUALITY AIR HEATING & COOLING, INC.
RIDDLEBERGER BROTHERS, INC.
S.I. GOLDMAN COMPANY, INC.
S.M. LAWRENCE COMPANY, INC.
SA ASSOCIATES, INC.
SALMON & ALDER, L.L.C., by SA Associates, Inc., as Sole Managing Member
SEASONAIR, INC.
TEMP RIGHT SERVICE, INC.
THE CAPITAL REFRIGERATION COMPANY

By:	/s/ Trent McKenna
Trent McKenna
Senior Vice President, General Counsel, and Secretary

Signature Page to Amendment No. 3

WELLS FARGO BANK, NATIONAL ASSOCIATION,
Agent and a Lender

By:	/s/ Gregory C. Crowe
Gregory C. Crowe
Senior Vice President

Address:

Wells Fargo Bank, National Association
1000 Louisiana, 3rd Floor
Houston, Texas 77002
Attention:	Gregory C. Crowe
Telephone:	713-319-1630
Fax:	713-739-1086

Signature Page to Amendment No. 3

CAPITAL ONE, N.A.,
Lender

By:	/s/ Yasmin Elhatib
Name:	Yasmin Elkhatib
Title:	Vice President

Address:

Capital One, N.A.
5718 Westheimer, Suite 600
Houston, Texas 77057
Attention:	Yasmin Elkhatib
Telephone:	713-435-5265
Fax:	713-706-5499

Signature Page to Amendment No. 3

BOKF, NA dba Bank of Texas,
Lender

By:	/s/ H. Mike Sultanik
Name:	H. Mike Sultanik
Title:	Senior Vice President

Address:

BOKF, NA dba Bank of Texas
5 Houston Center
1401 McKinney, Suite 1650
Houston, Texas 77010
Attention:	Mike Sultanik
Telephone:	713-289-5886
Fax:	713-289-5825

Signature Page to Amendment No. 3

REGIONS BANK,
Lender

By:	/s/ Joey Powell
Name:	Joey Powell
Title:	Senior Vice President

Address:

Regions Bank
5005 Woodway Drive, Suite 110
Houston, Texas 77479
Attention:	Joey Powell
Telephone:	713-426-7236
Fax:	713-426-7180

Signature Page to Amendment No. 3

BRANCH BANK AND TRUST COMPANY,
Lender

By:	/s/ Elizabeth Willis
Name:	Elizabeth Willis
Title:	Vice President

Address:

Branch Bank and Trust Company
200 West Second Street, 16th Floor
Winston-Salem, North Carolina 27101
Attention:	Eric Searls
Telephone:	336-733-2741
Fax:	336-733-2740

Signature Page to Amendment No. 3

U.S. BANK NATIONAL ASSOCIATION,
Lender

By:	/s/ Michael E Temnick
Name:	Michael E Temnick
Title:	Vice President

Address:

U.S. Bank National Association
425 Walnut St.
CN-OH-W8
Cincinnati, Ohio 45202
Attention:	Michael Temnick
Telephone:	513-632-4133
Fax:	513-632-4894

Signature Page to Amendment No. 3

CADENCE BANK, N.A.,
Lender

By:	/s/ H. Gale Smith, Jr.
Name:	H. Gale Smith, Jr.
Title:	Executive Vice President

Address:

Cadence Bank, N.A.
2800 Post Oak Boulevard, Suite 3800
Houston, Texas 77056
Attention:	Gale Smith
Telephone:	713-871-3941
Fax:	713-634-4963

Signature Page to Amendment No. 3

PRICING SCHEDULE

The applicable Eurodollar Margin, Base Rate Margin, Commitment Fee Rate and Letter of Credit Fee Rate shall be determined by the Agent in accordance with the following tables:

APPLICABLE MARGIN FOR REVOLVING LOAN ADVANCES	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS
Eurodollar Rate Margin	1.25%	1.50%	1.75%	2.00%
Base Rate Margin	0.25%	0.50%	0.75%	1.00%

APPLICABLE COMMITMENT FEE RATE	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS
Commitment Fee Rate	0.20%	0.25%	0.30%	0.35%

LETTER OF CREDIT FEE RATE	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS
LC Fee Rate	1.25%	1.50%	1.75%	2.00%

For the period beginning on the Amendment No. 3 Effective Date and continuing to the date on which the financial statements and certificates are first delivered by the Borrower thereafter pursuant to Section 6.2(a) and Section 6.2(b), as applicable, Level I Status shall apply.  Notwithstanding the foregoing if the Borrower has failed to deliver the financial statements and certificates required by Section 6.2(a) and Section 6.2(b) then Level IV Status will be deemed to exist after two Business Days’ notice from the Agent to the Borrower.

For the purposes of this Pricing Schedule, the following terms have the following meanings, subject to the final paragraph of this Pricing Schedule:

“Level I Status” exists for any day that the Total Leverage Ratio is less than 0.75 to 1.00.

“Level II Status” exists for any day that the Total Leverage Ratio is greater than or equal to 0.75 to 1.00 but is less than 1.50 to 1.00.

1

“Level III Status” exists for any day that the Total Leverage Ratio is greater than or equal to 1.50 to 1.00 but is less than 2.25 to 1.00.

“Level IV Status” exists for any day that the Total Leverage Ratio is greater than or equal to 2.25 to 1.00.

“Status” means either Level I Status, Level II Status, Level III Status or Level IV Status.

In the event that any financial statement delivered pursuant to this Agreement is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Eurodollar Rate Margin or Base Rate Margin, as applicable, for any period (an “Applicable Period”) than the Eurodollar Rate Margin or Base Rate Margin, as applicable, applied for such Applicable Period, and only in such case, then the Borrower shall immediately (i) deliver to the Agent a corrected financial statement for such Applicable Period, (ii) determine the Eurodollar Rate Margin or Base Rate Margin, as applicable, for such Applicable Period based upon the corrected financial statement, and (iii) immediately pay to the Agent the accrued additional interest owing as a result of such increased Eurodollar Rate Margin or Base Rate Margin, as applicable for such Applicable Period, which payment shall be promptly applied by the Agent in accordance with the terms of this Agreement.  This provision is in addition to rights of the Agent and Lenders with respect to Sections 2.5, 2.11, 6.10 and 8.1 and other of their respective rights under this Agreement.

2

SCHEDULE 3.1

LENDERS SCHEDULE

Domestic Lending Office	Eurodollar Lending Office	Percentage Share	Revolving Loan Commitment
Wells Fargo Bank, N.A. 1000 Louisiana, 3rd Floor Houston, TX 77002 Telephone: (713) 319-1630 Fax: (713) 739-1086	Same	28.0%	$70,000,000.00

BOKF, NA dba Bank of Texas 5 Houston Center 1401 McKinney, Suite 1650 Houston, Texas 77010 Telephone: (713) 289-5855 Fax: (713) 289-5825	Same	14.0%	$35,000,000.00

Capital One, N.A. 5718 Westheimer, Suite 600 Houston, Texas 77057 Telephone: (713) 435-5024 Fax: (713) 706-5499	Same	14.0%	$35,000,000.00

Regions Bank 5005 Woodway Houston, Texas 77056 Telephone: (713) 426-7157 Fax: (713) 426-7180	Same	12.0%	$30,000,000.00

Branch Bank and Trust Company 200 W. 2nd St., 16th Floor Winston-Salem, North Carolina 27101 Telephone: (336) 733-2741 Fax: (336) 733-2740	Same	12.0%	$30,000,000.00

U.S. Bank National Association 425 Walnut St. CN-OH-W8 Cincinnati, Ohio 45202 Telephone: (513) 632-4133 Fax: (513) 632-4894	Same	10.0%	$25,000,000.00

Cadence Bank, N.A. 3500 Colonnade Pkwy, Suite 600 Birmingham, AL 35243 Telephone: (205) 488-3367 Fax: (205) 488-3320	Same	10.0%	$25,000,000.00

1

SECTION 5.13 to SCHEDULE 5

NAMES AND PLACES OF BUSINESS

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Comfort Systems USA, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd Suite 500, Houston, Texas 77056
ACI Mechanical, Inc.	Principal Place of Business	2182 231st Lane Ames, Iowa 50014	3116 S. Duff Avenue, Ames, Iowa 50010
ARC Comfort Systems USA, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd., Suite 500, Houston, TX 77056
Accu-Temp GP, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd Suite 500, Houston, Texas 77056
Accu-Temp LP, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd Suite 500, Houston, Texas 77056
Acorn Industrial, LLC	Principal Place of Business	7311 ACC Boulevard, Raleigh, North Carolina 27617		Acorn Industrial, Inc.
Air Systems Engineering, Inc.	Principal Place of Business	3602 South Pine Street, Tacoma, Washington 98409
AirTemp, Inc.	Principal Place of Business	11 Wallace Avenue, South Portland, Maine 04106
Atlas-Accurate Holdings, L.L.C.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd. Suite 500, Houston, Texas 77056

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Atlas Comfort Systems USA, L.L.C.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	9745 Bent Oak Drive, Houston, Texas 77040 4133 Southerland, Houston, Texas 77092	Atlas Air Conditioning Company, L.P. Atlas Comfort Systems USA, L.P. Atlas Comfort Systems USA
Batchelor’s Mechanical Contractors, LLC	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	3110 Old Shell Road, Mobile, Alabama 36607 15444 Industrial Drive, Loxley, Alabama 36551	Batchelor’s Mechanical Contractors, Inc.
BCM Controls Corporation	Principal Place of Business	30 Commerce Way, Woburn, Massachusetts 01801
California Comfort Systems USA, Inc.	Principal Place of Business	7740 Kenamar Court, San Diego, California 92121	9750 Distribution Avenue, San Diego, CA 92121 650 Alpine Way, Escondido, CA 92029 4660 Viewridge Ave., San Diego, CA 92123	TCP Company
ColonialWebb Contractors Company	Principal Place of Business	2820 Ackley Avenue, Richmond, Virginia 23228		Comfort Systems USA (Carolinas)
	Satellite	1600 Crossbeam Drive, Charlotte, North Carolina 28217
	Satellite	1 Marcus Drive, Greenville, South Carolina 29615
	Satellite	811 Pleasant Valley Road, Harrisonburg, Virginia 22801
	Satellite	8509 Phoenix Drive, Manassas, Virginia 20110

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
	Satellite	740C Bluecrab Road, Newport News, Virginia 23606
	Satellite	3719 E. Virginia Beach Blvd., Norfolk, Virginia 23502	3302 Croft Street, Norfolk, Virginia 23513
	Satellite	5171 Glenwood Avenue, Raleigh, North Carolina 27612
	Satellite	1977 Snow Pointe Lane Bldg 7B Charlottesville, Virginia 22902	6450-E Merriman Road, Roanoke, Virginia 24018
Comfort Systems USA (Arkansas), Inc.	Principal Place of Business	4806 Rixey Road, North Little Rock, Arkansas 72117
	Satellite	116 Commercial Drive, Lowell, Arkansas 72745	1915 North Shiloh, Fayetteville, Arkansas 72704
Comfort Systems USA (Baltimore), LLC	Principal Place of Business	675 Bering Drive, Suite 400 Houston, Texas 77057	3601 Commerce Drive, Suite 114, Baltimore, Maryland 21227 2105 Emmorton Park Road, Suite 104, Edgewood, Maryland 21040	Comfort Systems USA (Baltimore), Inc. Comfort Systems USA Federal Services, LLC
Comfort Systems USA (Bristol), Inc.	Principal Place of Business	294 Blevins Blvd., Bristol, Virginia 24203-0757		Fred Hayes Heating & Air Conditioning Service Co. Comfort Systems USA New River (Bristol)
	Satellite	6450 Merriman Road, Suite E Roanoke, Virginia 24018	106 St. John Road, Salem, Virginia 24153
	Satellite	90 Old Shoals Road, Suite 108 Arden, North Carolina 28704

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Comfort Systems USA Energy Services, Inc.	Principal Place of Business	7 Waterside Crossing, Windsor, Connecticut 06095	50 Baker Hollow Road Ste. A, Windsor, Connecticut 06095	Comfort Systems USA (Hartford), Inc.
	Satellite	650 S. Shackleford Road, #224, Little Rock, Arkansas 72211
Comfort Systems USA G.P., Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd. Suite 500, Houston, Texas 77056
Comfort Systems USA (Intermountain), Inc.	Principal Place of Business	2035 S. Milestone Drive, Salt Lake City, Utah 84104		Contract Services Salmon & Alder, LLC SA Associates, Inc. Martin Heating & Cooling
Comfort Systems USA (Kentucky), Inc.	Principal Place of Business	3405 Robards Court, Louisville, Kentucky 40218		Rademaker Corporation MELCO
Comfort Systems USA (MidAtlantic), LLC	Principal Place of Business	1057 Bill Tuck Highway, So Boston, Virginia 24592	5171 Glenwood Avenue, Suite 480, Raleigh, North Carolina 27612 6600 Northpark Blvd, Charlotte, North Carolina 28216	Comfort Systems USA (Carolinas), Inc. Climate Control, Inc. Climate Control, LLC CCI Systems, Inc.
Comfort Systems USA (Midwest), LLC	Principal Place of Business	2181 231st Lane, Suite 1 Ames, Iowa 50014	1450 SE 69th St. #57, Ankeny, Iowa 50021 3116 S. Duff Ave., Ames, Iowa 50010 9103 Swanson Blvd., Suite 7, Clive, Iowa 50325
	Satellite	731 North Frontier Drive, Suite 8 Papillion, Nebraska 68046

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Comfort Systems USA National Accounts, LLC	Principal Place of Business	2655 Fortune Circle West, Suite E-F, Indianapolis, Indiana 46241		Accu-Temp, LLC
Comfort Systems USA (Ohio), Inc.	Principal Place of Business	7401 First Place, Oakwood Village, Ohio 44146	30300 Bruce Industrial Parkway, Solon, Ohio 44139
	Satellite	2874 E. Kemper Road, Sharonville, Ohio 45241
	Satellite	3080 South Tech Blvd, Miamisburg, Ohio 45342
	Satellite	690 A Lakeview Plaza Blvd., Worthington, Oh 43085	670 K Lakeview Plaza Blvd., Worthington, Oh 43085
Comfort Systems USA Puerto Rico, Inc.	Principal Place of Business	P.O. Box 4956 Ste 1134, Caguas, Puerto Rico 00726-4956 Road #1, KM 27.5; Int. Sector El Barranco; B. Rio Canas; Caguas, Puerto Rico 00725	Caguas, PR 00726-4956 Carr #1KM -23 HM.O B.O. , Rio Guaynbabo, PR 00970	James Air Conditioning Enterprises, Inc.
Comfort Systems USA (South Central), Inc.	Principal Place of Business	9745 Bent Oak Drive, Houston, Texas 77040		Accurate Air Systems, Inc. Atlas Comfort Systems USA Accurate Air Systems, L.P.

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Comfort Systems USA (Southeast), Inc.	Principal Place of Business	435 Corday Street, Pensacola, Florida 32503		Comfort Systems USA (Atlanta), Inc. H & M Mechanical, Inc. Gulfside Mechanical, Inc. Neel Mechanical Contractors, Inc. Neel Mechanical, Inc. Batchelor’s Mechanical Contractors
	Satellite	250 Commercial Drive, Thomasville, Georgia 31757
	Satellite	13040 W. US Hwy 84, Newton, Alabama 36352	255 Southgate Road, Dothan, Alabama 36301
	Satellite	3835 Gordon John Drive, Mobile, Alabama 36693	4251 Alden Drive, Mobile, Alabama 36693
	Satellite	4518 Val North Drive, Valdosta, Georgia 31602
	Satellite	1965 Vaughn Road, Suite B Kennesaw, Georgia 30144	2275 Northwest Parkway Rd., Suite 105, Bldg.3, Marietta, Georgia 30067
	Satellite	8633 Elm Fair Blvd, Tampa, Florida 33610
	Satellite	7826 McElvey Road, Panama City Beach, Florida 32408	3000 Highway 77, Ste B, Lynn Haven, Florida 32444

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
	Satellite	6074 Business Park Drive, Suite G, Columbus, Georgia 31909	3175 Williams Rd., Suite B, Columbus, Georgia 31909 2734 Ledo Road, Suite 10E, Albany, Georgia 31707
	Satellite	309 James E. Williams Dr., #1, Byron, Georgia 31008
Comfort Systems USA (Southwest), Inc.	Principal Place of Business	6875 W. Galveston, Chandler, Arizona 85226		Conditioned Air Mechanical Services, Inc. The Bengtsson Group, Inc. Madera Mechanical Company Tri-City Mechanical, Inc. Air Management Services, Inc.
	Satellite	3275 West Ali Baba Lane, Suite 502, Las Vegas, Nevada 89118
	Satellite	5046 Commercial Circle, Suite E, Concord, California 94520
	Satellite	1830 W. Copper St., Tucson, Arizona 85745	4925 E. 29th, Tucson, Arizona 85711 3450 S. Broadmont Blvd., Suite 100, Tucson, AZ 85713 3250 S. Dodge Blvd #7, Tucson, Arizona 85713

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
	Satellite	4516 Anaheim NE Albuquerque, New Mexico 87113	3733 E. Atlanta Avenue, Phoenix, Arizona 85040
	Satellite	4189 Santa Anna Avenue, Suite C, Ontario, California 91761
Comfort Systems USA (Syracuse), Inc.	Principal Place of Business	6500 New Venture Gear Drive, East Syracuse, New York 13057		Armani Plumbing & Mechanical ABJ Fire Protection Company Woodcock & Associates, Inc. Woodcock & Armani Billone Mechanical Contractors
	Satellite	3543 Winton Place, Suite 6 Rochester, New York 14623	375 Averill Ave, Rochester, New York 14620
Comfort Systems USA (Texas), L.P.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd. Suite 500, Houston, Texas 77056
Comfort Systems USA (Twin Cities), Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd, Suite 500, Houston, TX 77056 2611 Hamiline Avenue North, Suite 150, Roseville, MN 55113
Comfort Systems USA (Western Michigan), Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd. Suite 500, Houston, Texas 77056 421 North Lafayette St., Greenville, MI 48838

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Control Concepts, LLC	Principal Place of Business	3550 North Parkway, Suite 100 Cumming, Georgia 30040		Control Concepts, Inc.
Control Concepts Mechanical Services, LLC	Principal Place of Business	3550 North Parkway, Suite 100 Cumming, Georgia 30040		Control Concepts Mechanical Services, Inc.
CS53 Acquisition Corp.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd. Suite 500, Houston, Texas 77056
Delcard Associates, LLC	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	31 Blevins Drive, Suite A, Airport Industrial Park, New Castle, Delaware 19720	Delcard Heating & Air Conditioning, Inc.
Design Mechanical Incorporated	Principal Place of Business	168 CTC Blvd. Suite D, Louisville, Colorado 80027		Western Building Services, Inc. Breckenridge Mechanical, Inc.
	Satellite	0068 Continental Court Spaces B-7 and B-8 Breckenridge, Colorado 80424	112 Huron Road, Breckenridge, Colorado 80424
Dillingham & Smith Mechanical and Sheet Metal Contractors, LLC	Principal Place of Business	2311 Kline Avenue, Nashville, Tennessee 37211
Dyna Ten Corporation	Principal Place of Business	4375 Diplomacy Road, Fort Worth, Texas 76155
Dyna Ten Maintenance Services, LLC	Principal Place of Business	4375 Diplomacy Road, Fort Worth, Texas 76155
Eastern Heating & Cooling, Inc.	Principal Place of Business	880 Broadway, Albany, New York 12207-1316

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Eastern Refrigeration Co., Inc.	Principal Place of Business	880 Broadway, Albany, New York 12207-1316
Granite State Holdings Company, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd, Suite 500, Houston, Texas 77056
Granite State Plumbing & Heating LLC	Principal Place of Business	10 N. Riverdale Road, Weare, New Hampshire 03281	26 Waterford Place, Gilford, New Hampshire 03249
H&M Mechanical, Inc.	Principal Place of Business	3100 Richard Arrington Jr. Blvd. North Birmingham, Alabama 35203	135 Belcher Drive, Pelham, Alabama 35124 P.O. Box 36397 Birmingham, AL 35236 3977 Valley East Industrial Drive, Birmingham, Alabama 35217	Comfort Systems USA (Atlanta), Inc. Helm Corporation MidSouth Controls LLC
Helm Corporation	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	168 CTC Blvd. Suite D, Louisville, Colorado 80027
Hess Mechanical Corporation	Principal Place of Business	9600 Fallard Court, Upper Marlboro, Maryland 20772-6703
Hudson River Heating and Cooling, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	10 Airline Drive Suite 205, Albany, New York 12205
H-VAC Supply, L.L.C.	Principal Place of Business	P.O. Box 4956, Suite 1134, Caguas, Puerto Rico 00726-4956
Mechanical Technical Services, Inc.	Principal Place of Business	1720 Royston Lane, Round Rock, Texas 78664	9601 Dessau Road, Bldg 3, Suite 303, Austin, Texas 78754	Mechanical Technical Services, L.P. MTECH

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Merit Mechanical, Inc.	Principal Place of Business	9630 153rd Ave NE, Redmond, Washington 98052
MJ Mechanical Services, Inc.	Principal Place of Business	2040 Military Road, Tonawanda, New York 14150	300 Fire Tower Drive, Tonawanda, New York 14150	JM State Refrigeration Vastola Heating & Air Conditioning
North American Mechanical, Inc.	Principal Place of Business	4401 State Road 19 Windsor, Wisconsin 53598	6135 North American Lane, De Forest, Wisconsin 53532	Masterson Plumbing
	Satellite	2600 W. College Avenue, Ste 4, Appleton, Wisconsin 54914
	Satellite	2524A Alpine Road Eau Claire, Wisconsin 54703
Plant Services Incorporated	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd Suite 500, Houston, Texas 77056
Quality Air Heating and Cooling, Inc.	Principal Place of Business	3395 Kraft Avenue, SE, Grand Rapids, Michigan 49512		Control Logic
	Satellite	2306 Winters Drive, Portage, Michigan 49002
Riddleberger Brothers, Inc.	Principal Place of Business	6127 S. Valley Pike, Mount Crawford, Virginia 22841
S.I. Goldman Company, Inc.	Principal Place of Business	799 Bennett Drive, Longwood, Florida 32750		Comfort Systems USA (Florida), Inc.
	Satellite	320 Melody Lane, Casselberry, Florida 32707
S.M. Lawrence Company, Inc.	Principal Place of Business	245 Preston Street, Jackson, Tennessee 38301		Comfort Systems USA (Tennessee), Inc.

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
	Satellite	156 Main St., Collierville, Tennessee 38017	667 Chaney Drive, Collierville, Tennessee 38017 1187 Vultee Blvd., Nashville, Tennessee 37217
SA Associates, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd., Suite 500, Houston, TX 77056	Salmon & Alder Associates
Salmon & Alder, LLC	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd., Suite 500, Houston, TX 77056
Seasonair, Inc.	Principal Place of Business	16001-A Industrial Drive, Gaithersburg, Maryland 20877
Temp Right Service, Inc.	Principal Place of Business	101 North Catlin, Missoula, Montana 59801		Carson Brothers
	Satellite	1639 MT Highway 35, Kalispell, Montana 59901
The Capital Refrigeration Company	Principal Place of Business	619 E. Jefferson Street, Montgomery, Alabama 36104
	Satellite	480 North Dean Road-Unit G-3, Auburn, Alabama 36830

SECTION 5.14 to SCHEDULE 5

SUBSIDIARIES

ENTITY NAME	JURISDICTION OF ORGANIZATION	FORMATION DATE
ACI Mechanical, Inc.	Delaware	06/26/1998
ARC Comfort Systems USA, Inc.	Delaware	03/17/1998
Accu-Temp GP, Inc.	Delaware	05/21/1998
Accu-Temp LP, Inc.	Delaware	05/20/1998
Acorn Industrial, LLC	North Carolina	01/03/1997
Air Systems Engineering, Inc.	Washington	05/18/1973
AirTemp, Inc.	Maine	10/15/1998
Atlas-Accurate Holdings, L.L.C.	Delaware	12/28/1998
Atlas Comfort Systems USA, L.L.C.	Delaware	06/08/2007
Batchelor’s Mechanical Contractors, LLC	Alabama	03/16/1981
BCM Controls Corporation	Massachusetts	10/03/1984
California Comfort Systems USA, Inc.	California	05/18/1983
ColonialWebb Contractors Company	Virginia	2/18/1977
Comfort Systems USA (Arkansas), Inc.	Delaware	03/17/1998
Comfort Systems USA (Baltimore), LLC	Delaware	10/15/1998
Comfort Systems USA (Bristol), Inc.	Delaware	08/25/1997
Comfort Systems USA Energy Services, Inc.	Delaware	08/25/1997
Comfort Systems USA G.P., Inc.	Delaware	08/12/1998
Comfort Systems USA (Intermountain), Inc.	Utah	05/06/1969
Comfort Systems USA (Kentucky), Inc.	Kentucky	02/10/1981
Comfort Systems USA (MidAtlantic), LLC	Virginia	01/01/2010
Comfort Systems USA (Midwest), LLC	Iowa	10/13/2009
Comfort Systems USA National Accounts, LLC	Indiana	07/28/1998
Comfort Systems USA (Ohio), Inc.	Ohio	10/10/1979
Comfort Systems USA Puerto Rico, Inc.	Puerto Rico	08/09/1991
Comfort Systems USA (South Central), Inc.	Texas	5/24/2007
Comfort Systems USA (Southeast), Inc.	Delaware	03/24/1998
Comfort Systems USA (Southwest), Inc.	Arizona	12/23/1997
Comfort Systems USA (Syracuse), Inc.	New York	03/08/1965
Comfort Systems USA (Texas), L.P.	Texas	08/14/1998

1

ENTITY NAME	JURISDICTION OF ORGANIZATION	FORMATION DATE
Comfort Systems USA (Twin Cities), Inc.	Minnesota	08/01/2001
Comfort Systems USA (Western Michigan), Inc.	Michigan	07/21/1989
Control Concepts, LLC	Georgia	12/16/1996
Control Concepts Mechanical Services, LLC	Georgia	01/17/2008
CS53 Acquisition Corp.	Delaware	01/26/1999
Delcard Associates, LLC	Delaware	06/23/2000
Design Mechanical Incorporated	Delaware	10/30/1997
Dillingham & Smith Mechanical and Sheet Metal Contractors, LLC	Tennessee	12/31/2003
Dyna Ten Corporation	Texas	06/26/1980
Dyna Ten Maintenance Services, LLC	Texas	08/07/2006
Eastern Heating & Cooling, Inc.	New York	12/19/1988
Eastern Refrigeration Co., Inc.	New York	01/30/1990
Granite State Holdings Company, Inc.	Delaware	11/02/2005
Granite State Plumbing & Heating, LLC	Delaware	07/31/2001
H & M Mechanical, Inc.	Delaware	06/25/1998
Helm Corporation	Colorado	10/26/1972
Hess Mechanical Corporation	Delaware	03/17/1998
Hudson River Heating and Cooling, Inc.	Delaware	08/19/2005
H-VAC Supply, L.L.C.	Puerto Rico	10/18/2006
Mechanical Technical Services, Inc.	Texas	05/24/2007
Merit Mechanical, Inc.	Washington	02/14/1984
MJ Mechanical Services, Inc.	Delaware	12/12/1997
North American Mechanical, Inc.	Delaware	03/17/1998
Plant Services Incorporated	Iowa	07/02/1986
Quality Air Heating and Cooling, Inc.	Michigan	09/10/1980
Riddleberger Brothers, Inc.	Virginia	12/22/1958
S.I. Goldman Company, Inc.	Florida	10/04/1976
S.M. Lawrence Company, Inc.	Tennessee	03/08/1973
SA Associates, Inc.	Utah	03/27/1984
Salmon & Alder, LLC	Utah	07/08/1996
Seasonair, Inc.	Maryland	10/28/1966
Temp Right Service, Inc.	Delaware	09/25/1997
The Capital Refrigeration Company	Delaware	08/06/1998

2

SCHEDULE 7.1

EXISTING INDEBTEDNESS

NONE.

1

SCHEDULE I

to

SECOND AMENDED AND RESTATED SECURITY AGREEMENT

Filing Jurisdictions

COMFORT SYSTEMS USA, INC. — SUBSIDIARIES

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE

Accu-Temp GP, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	05/21/1998

Accu-Temp LP, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	05/20/1998

ACI Mechanical, Inc. 2182 231st Lane Ames, IA 50014	Delaware	06/26/1998

Acorn Industrial, LLC 7311 ACC Boulevard Raleigh, NC 27617	North Carolina	01/03/1997

Air Systems Engineering, Inc. 3602 South Pine Street Tacoma, WA 98409	Washington	05/18/1973

AIRTEMP, INC. 11 Wallace Avenue South Portland, ME 04106	Maine	10/15/1998

ARC Comfort Systems USA, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	03/17/1998

Atlas-Accurate Holdings, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Delaware	12/28/1998

Atlas Comfort Systems USA, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Delaware	06/08/2007

Batchelor’s Mechanical Contractors, LLC 675 Bering, Suite 400 Houston, TX 77057	Alabama	03/16/1981

BCM Controls Corporation 30 Commerce Way Woburn, MA 01801	Massachusetts	10/03/1984

California Comfort Systems USA, Inc. 7740 Kenamar Court San Diego, CA 92121	California	05/18/1983

ColonialWebb Contractors Company 2820 Ackley Avenue Richmond, VA 23228	Virginia	02/18/1977

1

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE

Comfort Systems USA (Arkansas), Inc. 4806 Rixey Road North Little Rock, AR 72117	Delaware	03/17/1998

Comfort Systems USA (Baltimore), LLC 675 Bering Drive, Suite 400 Houston, TX 77057	Delaware	10/15/1998

Comfort Systems USA (Bristol), Inc. 294 Blevins Blvd. Bristol, VA 24202	Delaware	08/25/1997

Comfort Systems USA Energy Services, Inc. 7 Waterside Crossing Windsor, CT 06095	Delaware	08/25/1997

Comfort Systems USA G.P., Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	08/12/1998

Comfort Systems USA (Intermountain), Inc. 2035 S. Milestone Drive Salt Lake City, UT 84104	Utah	05/06/1969

Comfort Systems USA (Kentucky), Inc. 3405 Robards Court Louisville, KY 40218	Kentucky	02/10/1981

Comfort Systems USA (MidAtlantic), LLC 1057 Bill Tuck Highway South Boston, VA 24592	Virginia	01/01/2010

Comfort Systems USA (Midwest), LLC 2182 231st Lane Ames, IA 50014	Iowa	10/13/2009

Comfort Systems USA National Accounts, LLC 2655 Fortune Circle West, Suite E & F Indianapolis, IN 46241	Indiana	07/28/1998

Comfort Systems USA (Ohio), Inc. 7401 First Place Oakwood Village, OH 44146	Ohio	10/10/1979

Comfort Systems USA Puerto Rico, Inc. P.O. Box 4956, Suite 1134 Caguas, PR 00726	Puerto Rico	07/02/1991

Comfort Systems USA (South Central), Inc. 9745 Bent Oak Drive Houston, TX 77040	Texas	05/24/2007

Comfort Systems USA (Southeast), Inc. 435 Corday Street Pensacola, FL 32503	Delaware	03/24/1998

Comfort Systems USA (Southwest), Inc. 6875 W. Galveston Chandler, AZ 85226	Arizona	12/23/1977

Comfort Systems USA (Syracuse), Inc. 6500 New Venture Gear Drive East Syracuse, NY 13057	New York	03/08/1965

2

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE

Comfort Systems USA (Texas), L.P. 675 Bering, Suite 400 Houston, TX 77057	Texas	08/14/1998

Comfort Systems USA (Twin Cities), Inc. 675 Bering, Suite 400 Houston, TX 77057	Minnesota	08/01/2001

Comfort Systems USA (Western Michigan), Inc. 675 Bering, Suite 400 Houston, TX 77057	Michigan	07/21/1989

Control Concepts, LLC 3550 North Parkway, Suite 100 Cumming, GA 30040	Georgia	12/16/1996

Control Concepts Mechanical Services, LLC 3550 North Parkway, Suite 100 Cumming, GA 30040	Georgia	01/17/2008

CS53 Acquisition Corporation 675 Bering, Suite 400 Houston, TX 77057	Delaware	01/26/1999

Delcard Associates, LLC 675 Bering, Suite 400 Houston, TX 77057	Delaware	06/23/2000

Design Mechanical Incorporated 168 CTC Blvd., Suite #D Louisville, CO 80027	Delaware	10/30/1997

Dillingham & Smith Mechanical and Sheet Metal Contractors, LLC 2311 Kline Avenue Nashville, TN 37211	Tennessee	12/31/2003

Dyna Ten Corporation 4375 Diplomacy Road Fort Worth, TX 76155	Texas	06/26/1980

Dyna Ten Maintenance Services, LLC 4375 Diplomacy Road Fort Worth, TX 76155	Texas	08/07/2006

Eastern Heating & Cooling, Inc. 880 Broadway Albany, NY 12207-1316	New York	12/19/1988

Eastern Refrigeration Co., Inc. 880 Broadway Albany, NY 12207-1316	New York	01/30/1990

Granite State Holdings Company, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	11/02/2005

Granite State Plumbing & Heating, LLC 10 N. Riverdale Road Weare, NH 03281	Delaware	07/31/2001

3

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE

H & M Mechanical, Inc. 3100 Richard Arrington Jr. Blvd. North Birmingham, AL 35203	Delaware	06/25/1998

Helm Corporation 675 Bering, Suite 400 Houston, TX 77057	Colorado	10/26/1972

Hess Mechanical Corporation 9600 Fallard Court Upper Marlboro, MD 20772-6703	Delaware	03/17/1998

Hudson River Heating and Cooling, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	08/19/2005

H-VAC Supply, L.L.C. P.O. Box 4956, Suite 1134 Caguas, PR 00726	Puerto Rico	10/18/06

Mechanical Technical Services, Inc. 1720 Royston Lane Round Rock, TX 78664	Texas	05/24/2007

Merit Mechanical, Inc. 9630 153rd Ave NE Redmond, WA 98052	Washington	02/14/1984

MJ Mechanical Services, Inc. 2040 Military Road Tonawanda, NY 14150	Delaware	12/12/1997

North American Mechanical, Inc. 4401 State Road 19 Windsor, WI 53598	Delaware	03/17/1998

Plant Services Incorporated 675 Bering, Suite 400 Houston, TX 77057	Iowa	07/02/1986

Quality Air Heating & Cooling, Inc. 3395 Kraft Avenue, SE Grand Rapids, MI 49512	Michigan	09/10/1980

Riddleberger Brothers, Inc. 6127 S. Valley Pike Mount Crawford, VA 22841	Virginia	12/22/1958

S.I. Goldman Company, Inc. 799 Bennett Drive Longwood, FL 32750	Florida	10/04/1976

S.M. Lawrence Company, Inc. 245 Preston Street Jackson, TN 38301	Tennessee	03/08/1973

SA Associates, Inc. 675 Bering, Suite 400 Houston, TX 77057	Utah	03/27/1984

Salmon & Alder, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Utah	07/08/1996

4

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE

Seasonair, Inc. 16001-A Industrial Drive Gaithersburg, MD 20877	Maryland	10/28/1966

Temp Right Service, Inc. 101 North Catlin Missoula, MT 59801	Delaware	09/25/1997

The Capital Refrigeration Company 619 E. Jefferson Street Montgomery, AL 36104	Delaware	08/06/1998

5

SCHEDULE III

to

SECOND AMENDED AND RESTATED SECURITY AGREEMENT

Schedule of Organizational Identification, Offices, Locations of Collateral and Records Concerning Collateral

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Accu-Temp GP, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2898499
Accu-Temp LP, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2898748
ACI Mechanical, Inc. 2182 231st Lane Ames, IA 50014	Delaware	Corporation	2913899
Acorn Industrial, LLC 7311 ACC Boulevard Raleigh, NC 27617	North Carolina	Limited Liability Company	0414387	Acorn Industrial, Inc.
Air Systems Engineering, Inc. 3602 South Pine Street Tacoma, WA 98409	Washington	Corporation	600099211
AIRTEMP, INC. 11 Wallace Avenue South Portland, ME 04106	Maine	Corporation	20130432D
ARC Comfort Systems USA, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2872674
Atlas-Accurate Holdings, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Limited Liability Company	2985409
Atlas Comfort Systems USA, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Limited Liability Company	4367814	Atlas Air Conditioning Company, L.P.; Atlas Comfort Systems USA, L.P.; Atlas Comfort Systems USA; Atlas Comfort Systems Nevada; Comfort Systems USA Las Vegas

1

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Batchelor’s Mechanical Contractors, LLC 675 Bering, Suite 400 Houston, TX 77057	Alabama	Limited Liability Company	D/C 081 557	Batchelor’s Mechanical Contractors, Inc.
BCM Controls Corporation 30 Commerce Way Woburn, MA 01801	Massachusetts	Corporation	042842193
California Comfort Systems USA, Inc. 7740 Kenamar Court San Diego, CA 92121	California	Corporation	1201196	TCP Company
ColonialWebb Contractors Company 2820 Ackley Avenue Richmond, VA 23228	Virginia	Corporation	0137512-0	Comfort Systems USA (Carolinas), LLC
Comfort Systems USA (Arkansas), Inc. 4806 Rixey Road North Little Rock, AR 72117	Delaware	Corporation	2872673
Comfort Systems USA (Baltimore), LLC 675 Bering Drive, Suite 400 Houston, TX 77057	Delaware	Limited Liability Company	2955787	Comfort Systems USA (Baltimore), Inc.; Comfort Systems USA Federal Services, LLC
Comfort Systems USA (Bristol), Inc. 294 Blevins Blvd. Bristol, VA 24202	Delaware	Corporation	2783665	Fred Hayes Heating & Air Conditioning Service Co.; Comfort Systems USA New River (Bristol)
Comfort Systems USA Energy Services, Inc. 7 Waterside Crossing Windsor, CT 06095	Delaware	Corporation	2788605	Comfort Systems USA (Hartford), Inc.
Comfort Systems USA G.P., Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2932812
Comfort Systems USA (Intermountain), Inc. 2035 S. Milestone Drive Salt Lake City, UT 84104	Utah	Corporation	04982	Contract Services; Salmon & Alder, LLC; SA Associates, Inc.; Martin Heating & Cooling
Comfort Systems USA (Kentucky), Inc. 3405 Robards Court Louisville, KY 40218	Kentucky	Corporation	0153687	Rademaker Corporation; MELCO Industries, Inc.

2

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Comfort Systems USA (MidAtlantic), LLC 1057 Bill Tuck Highway South Boston, VA 24592	Virginia	Limited Liability Company	S313150-7	Comfort Systems USA (Carolinas), Inc.; Climate Control, Inc.; Climate Control, LLC; CCI Systems, Inc.
Comfort Systems USA (Midwest), LLC 2182 231st Lane Ames, IA 50014	Iowa	Limited Liability Company	387726
Comfort Systems USA National Accounts, LLC 2655 Fortune Circle West, Suite E & F Indianapolis, IN 46241	Indiana	Limited Liability Company	1998071673	Accu-Temp, LLC
Comfort Systems USA (Ohio), Inc. 7401 First Place Oakwood Village, OH 44146	Ohio	Corporation	543269
Comfort Systems USA Puerto Rico, Inc. P.O. Box 4956, Suite 1134 Caguas, PR 00726	Puerto Rico	Corporation	78,907	James Air Conditioning Enterprises, Inc.
Comfort Systems USA (South Central), Inc. 9745 Bent Oak Drive Houston, TX 77040	Texas	Corporation	801702880	Atlas Comfort Systems USA; Accurate Air Systems, L.P.; Accurate Air Systems, Inc.
Comfort Systems USA (Southeast), Inc. 435 Corday Street Pensacola, FL 32503	Delaware	Corporation	2875705	Comfort Systems USA (Atlanta), Inc.; H & M Mechanical, Inc.; Gulfside Mechanical, Inc.; Neel Mechanical Contractors, Inc.; Neel Mechanical, Inc.; Batchelor’s Mechanical Contractors
Comfort Systems USA (Southwest), Inc. 6875 W. Galveston Chandler, AZ 85226	Arizona	Corporation	113419	Conditioned Air Mechanical Services, Inc.; The Bengtsson Group, Inc.; Tri-City Mechanical, Inc.; Madera Mechanical Company; Air Management Services, Inc.

3

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Comfort Systems USA (Syracuse), Inc. 6500 New Venture Gear Drive East Syracuse, NY 13057	New York	Corporation	N/A	Armani Plumbing & Mechanical; ABJ Fire Protection Company; Woodcock & Associates, Inc.; Woodcock & Armani; Billone Mechanical Contractors
Comfort Systems USA (Texas), L.P. 675 Bering, Suite 400 Houston, TX 77057	Texas	Limited Partnership	00111578-10
Comfort Systems USA (Twin Cities), Inc. 675 Bering, Suite 400 Houston, TX 77057	Minnesota	Corporation	2P-1011
Comfort Systems USA (Western Michigan), Inc. 675 Bering, Suite 400 Houston, TX 77057	Michigan	Corporation	341-042
Control Concepts, LLC 3550 North Parkway, Suite 100 Cumming, GA 30040	Georgia	Limited Liability Company	12058032	Control Concepts, Inc.
Control Concepts Mechanical Services, LLC 3550 North Parkway, Suite 100 Cumming, GA 30040	Georgia	Limited Liability Company	12058034	Control Concepts Mechanical Services, Inc.
CS53 Acquisition Corporation 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2997337
Delcard Associates, LLC 675 Bering, Suite 400 Houston, TX 77057	Delaware	Limited Liability Company	3250401	Delcard Heating & Air Conditioning, Inc.
Design Mechanical Incorporated 168 CTC Blvd., Suite #D Louisville, CO 80027	Delaware	Corporation	2814928	Western Building Services, Inc.; Breckenridge Mechanical, Inc.
Dillingham & Smith Mechanical and Sheet Metal Contractors, LLC 2311 Kline Avenue Nashville, TN 37211	Tennessee	Limited Liability Company	000460366

4

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Dyna Ten Corporation 4375 Diplomacy Road Fort Worth, TX 76155	Texas	Corporation	00523341-00
Dyna Ten Maintenance Systems, LLC 4375 Diplomacy Road Fort Worth, TX 76155	Texas	Limited Liability Company	800690724
Eastern Heating & Cooling, Inc. 880 Broadway Albany, NY 12207-1316	New York	Corporation	N/A
Eastern Refrigeration Co., Inc. 880 Broadway Albany, NY 12207-1316	New York	Corporation	N/A
Granite State Holdings Company, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	4054936
Granite State Plumbing & Heating, LLC 10 N. Riverdale Road Weare, NH 03281	Delaware	Limited Liability Company	3420719
H & M Mechanical, Inc. 3100 Richard Arrington Jr. Blvd. North Birmingham, AL 35203	Delaware	Corporation	2913102	Comfort Systems USA (Atlanta), Inc.; Helm Corporation; MidSouth Controls LLC
Helm Corporation 675 Bering, Suite 400 Houston, TX 77057	Colorado	Corporation	19871249912
Hess Mechanical Corporation 9600 Fallard Court Upper Marlboro, MD 20772-6703	Delaware	Corporation	2872661
Hudson River Heating and Cooling, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	4018441
H-VAC Supply, L.L.C. P.O. Box 4956, Suite 1134 Caguas, PR 00726	Puerto Rico	Limited Liability Company	423

5

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Mechanical Technical Services, Inc. 1720 Royston Lane Round Rock, TX 78664	Texas	Corporation	801702874	Mechanical Technical Services, L.P.; MTECH
Merit Mechanical, Inc. 9630 153rd Ave NE Redmond, WA 98052	Washington	Corporation	600517946
MJ Mechanical Services, Inc. 2040 Military Road Tonawanda, NY 14150	Delaware	Corporation	2832395	JM State Refrigeration; Vastola Heating & Air Conditioning
North American Mechanical, Inc. 4401 State Road 19 Windsor, WI 53598	Delaware	Corporation	2872663	Masterson Plumbing
Plant Services Incorporated 675 Bering, Suite 400 Houston, TX 77057	Iowa	Corporation	109676
Quality Air Heating & Cooling, Inc. 3395 Kraft Avenue, SE Grand Rapids, MI 49512	Michigan	Corporation	233-444	Control Logic
Riddleberger Brothers, Inc. 6127 S. Valley Pike Mount Crawford, VA 22841	Virginia	Corporation	0081890
S.I. Goldman Company, Inc. 799 Bennett Drive Longwood, FL 32750	Florida	Corporation	515751	Comfort Systems USA (Florida), Inc.
S.M. Lawrence Company, Inc. 245 Preston Street Jackson, TN 38301	Tennessee	Corporation	000018143	Comfort Systems USA (Tennessee), Inc.
SA Associates, Inc. 675 Bering, Suite 400 Houston, TX 77057	Utah	Corporation	108921	Salmon & Alder Associates
Salmon & Alder, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Utah	Limited Liability Company	LC014499

6

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Seasonair, Inc. 16001-A Industrial Drive Gaithersburg, MD 20877	Maryland	Corporation	D0193599
Temp Right Service, Inc. 101 North Catlin Missoula, MT 59801	Delaware	Corporation	2800213	Carson Brothers
The Capital Refrigeration Company 619 E. Jefferson Street Montgomery, AL 36104	Delaware	Corporation	2930477

Names of Persons from whom a Grantor has acquired assets during the past two (2) years, other than assets acquired in the ordinary course of business:

Air Management Services, Inc.: assets acquired by Comfort Systems USA (Southwest), Inc. (1/2/14)

Innovative Energy Solutions, LLC: assets acquired by Comfort Systems USA (Ohio), Inc. (6/1/14)

7

SCHEDULE I

to

SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

Part A

Pledged Shares

	Pledged Entity	Class of Common Stock	Stock Certificate Number(s)	Number of Shares	Pledgor(s)/Percentage of Outstanding Shares
1.	Accu-Temp GP, Inc.	Common	CS1	100	100% of shares owned by Borrower
2.	Accu-Temp LP, Inc.	Common	CS1	100	100% of shares owned by Borrower
3.	ACI Mechanical, Inc.	Common	CS1	100	100% of shares owned by Borrower
4.	Acorn Industrial, LLC	Common	N/A	N/A	100% of member interest — Comfort Systems USA (MidAtlantic), LLC
5.	Air Systems Engineering, Inc.	Common	CS1	100	100% of shares owned by Borrower
6.	AIRTEMP, INC.	Common	CS1	100	100% of shares owned by Borrower
7.	ARC Comfort Systems USA, Inc.	Common	CS1	100	100% of shares owned by Borrower
8.	Atlas-Accurate Holdings, L.L.C.	N/A	N/A	N/A	100% member interest — CS53 Acquisition Corp.
9.	Atlas Comfort Systems USA, L.L.C.	N/A	N/A	N/A	100% member interest — Hess Mechanical Corporation
10.	Batchelor’s Mechanical Contractors, LLC	N/A	N/A	N/A	100% of member interest — H & M Mechanical, Inc.
11.	BCM Controls Corporation	Common	CS1	100	100% of shares owned by Borrower
12.	California Comfort Systems USA, Inc.	Common	CS1	100	100% of shares owned by Borrower
13.	ColonialWebb Contractors Company	Common	CS1	100	100% of shares owned by Borrower
14.	Comfort Systems USA (Arkansas), Inc.	Common	CS1	100	100% of shares owned by Borrower
15.	Comfort Systems USA (Baltimore), LLC	N/A	N/A	N/A	100% member interest — Hess Mechanical Corporation
16.	Comfort Systems USA (Bristol), Inc.	Common	CS1	100	100% of shares owned by Borrower
17.	Comfort Systems USA Energy Services, Inc.	Common	CS1	100	100% of shares owned by Borrower
18.	Comfort Systems USA G.P., Inc.	Common	CS1	100	100% of shares owned by Borrower
19.	Comfort Systems USA (Intermountain), Inc.	Common	CS1	100	100% of shares owned by Borrower
20.	Comfort Systems USA (Kentucky), Inc.	Common	CS1	100	100% of shares owned by Borrower
21.	Comfort Systems USA (MidAtlantic), LLC	N/A	N/A	N/A	100% member interest — Riddleberger Brothers, Inc.
22.	Comfort Systems USA (Midwest), LLC	N/A	N/A	N/A	100% member interest — Plant Services Incorporated

1

	Pledged Entity	Class of Common Stock	Stock Certificate Number(s)	Number of Shares	Pledgor(s)/Percentage of Outstanding Shares
23.	Comfort Systems USA National Accounts, LLC	N/A	N/A	N/A	1% member interest — Accu-Temp GP, Inc. 99% member interest — Accu-Temp LP, Inc.
24.	Comfort Systems USA (Ohio), Inc.	Common	CS1	100	100% of shares owned by Borrower
25.	Comfort Systems USA Puerto Rico, Inc.	Common	CS1	100	100% of shares owned by Borrower
26.	Comfort Systems USA (South Central), Inc.	Common	CS1	100	100% of shares owned by Borrower
27.	Comfort Systems USA (Southeast), Inc.	Common	CS1	100	100% of shares owned by Borrower
28.	Comfort Systems USA (Southwest), Inc.	Common	CS1	100	100% of shares owned by Borrower
29.	Comfort Systems USA (Syracuse), Inc.	Common	CS1	100	100% of shares owned by Borrower
30.	Comfort Systems USA (Texas), L.P.	N/A	N/A	N/A	1% general partner interest — Comfort Systems USA GP, Inc. 99% limited partner interest — Tri-City Mechanical, Inc.
31.	Comfort Systems USA (Twin Cities), Inc.	Common	CS1	100	100% of shares owned by Borrower
32.	Comfort Systems USA (Western Michigan), Inc.	Common	CS1	100	100% of shares owned by Borrower
33.	Control Concepts, LLC	Common	N/A	N/A	100% of member interest — Comfort Systems USA (Southeast), Inc.
34.	Control Concepts Mechanical Services, LLC	Common	N/A	N/A	100% of member interest — Comfort Systems USA (Southeast), Inc.
35.	CS53 Acquisition Corporation	Common	CS1	100	100% of shares owned by Borrower
36.	Delcard Associates, LLC	N/A	N/A	N/A	100% of member interest — Seasonair, Inc.
37.	Design Mechanical Incorporated	Common	CS1	100	100% of shares owned by Borrower
38.	Dillingham & Smith Mechanical and Sheet Metal Contractors, LLC	N/A	N/A	N/A	100% member interest — Comfort Systems USA (Tennessee), Inc.
39.	Dyna Ten Corporation	Common	CS1	100	100% of shares owned by Borrower
40.	Dyna Ten Maintenance Services, LLC	N/A	N/A	N/A	100% member interest — Dyna Ten Corporation
41.	Eastern Heating & Cooling, Inc.	Common	CS1	100	100% of shares owned by Borrower
42.	Eastern Refrigeration Co., Inc.	Common	CS1	100	100% of shares owned by Borrower
43.	Granite State Holdings Company, Inc.	Common	CS1	100	100% of shares owned by Borrower

2

	Pledged Entity	Class of Common Stock	Stock Certificate Number(s)	Number of Shares	Pledgor(s)/Percentage of Outstanding Shares
44.	Granite State Plumbing & Heating, LLC	N/A	N/A	N/A	100% membership interest — Granite State Holdings Company, Inc.
45.	H & M Mechanical, Inc.	Common	CS1	100	100% of shares owned by Borrower
46.	Helm Corporation	Common	CS1	100	100% of shares owned by Borrower
47.	Hess Mechanical Corporation	Common	CS1	100	100% of shares owned by Borrower
48.	Hudson River Heating and Cooling, Inc.	Common	CS1	100	100% of shares owned by Borrower
49.	H-VAC Supply, L.L.C.	N/A	N/A	N/A	100% member interest — Comfort Systems USA Puerto Rico, Inc.
50.	Mechanical Technical Services, Inc.	Common	CS1	100	100% of shares owned by Borrower
51.	Merit Mechanical, Inc.	Common	CS1	100	100% of shares owned by Borrower
52.	MJ Mechanical Services, Inc.	Common	CS1	100	100% of shares owned by Borrower
53.	North American Mechanical, Inc.	Common	CS1	100	100% of shares owned by Borrower
54.	Plant Services Incorporated	Common	CS1	100	100% of shares owned by Borrower
55.	Quality Air Heating & Cooling, Inc.	Common	CS1	100	100% of shares owned by Borrower
56.	Riddleberger Brothers, Inc.	Common	CS1	100	100% of shares owned by Borrower
57.	S.I. Goldman Company, Inc.	Common	CS1	750	100% of shares owned by Borrower
58.	S.M. Lawrence Company, Inc.	Common	CS1	100	100% of shares owned by Borrower
59.	SA Associates, Inc.	Common	CS1	100	100% of shares owned by Borrower
60.	Salmon & Alder, L.L.C.	N/A	N/A	N/A	100% membership interest — SA Associates, Inc.
61.	Seasonair, Inc.	Common	CS1	1,544,000	100% of shares owned by Borrower
62.	Temp Right Service, Inc.	Common	CS1	100	100% of shares owned by Borrower
63.	The Capital Refrigeration Company	Common	CS1	100	100% of shares owned by Borrower

3